UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

__________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2025

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 25, 2025, the Company received a notification letter from Nasdaq indicating that the Company now complies with Nasdaq listing rule 5250(c)(1) which requires timely filing of reports with the U.S. Securities and Exchange Commission (the “SEC”) and the matter is now closed.

Prior to its filing on February 25, 2025, the Company had received a notification letter from Nasdaq on February 21, 2025, stating that the Company was not in compliance with Nasdaq listing rule 5250(c)(1) as a result of the Company’s delay in filing its Q2 FY2025 Form 10-Q and its continued delay in filing its FY2024 Form 10-K and Q1 FY2025 Form 10-Q. On February 25, 2025, the Company has filed each of such periodic reports such that it is now current with respect to its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 5.08	Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08

Item 8.01	Other Events

The next Annual Meeting of Stockholders of Super Micro Computer, Inc. has been scheduled for June 4, 2025 (the “Annual Meeting”) and will be held virtually. The record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof is April 7, 2025.

Because the Company has changed the date of its Annual Meeting of Stockholders following its fiscal year ended June 30, 2024 more than 30 days from the date of the previous year’s meeting, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, for inclusion in the Company’s proxy materials for the Annual Meeting. In order to be considered timely, such proposals must be received by the Company’s Secretary, David Weigand, no later than March 8, 2025. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of stockholders must also comply with rules of the SEC regarding the inclusion of stockholder proposals in proxy materials and the Company may omit from its proxy materials any proposal that does not comply with the SEC’s rules.

Additionally, in accordance with the advance notice provisions set forth in the Company’s Bylaws, in order for a stockholder proposal to be submitted outside of Exchange Act Rule 14a-8 or a director nomination submitted by a stockholder to be considered timely, it must be received by the Company’s Secretary no later than March 8, 2025, which is the tenth day following the date of this Current Report on Form 8-K.

All stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must comply with applicable Delaware law, the rules and regulations promulgated by the SEC, and the procedures set forth in the Company’s Bylaws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated February 26, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: February 26, 2025	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)